EXHIBIT 10.24

                                    AGREEMENT

      This AGREEMENT (this "Agreement") is made as of_____ __, 2005, by and among BigString Corporation (the "Company"), a Delaware corporation, with offices located at 2150 Highway 35, Suite 250, Sea Girt, New Jersey 08750, and each of the Company's stockholders and warrant holders listed on the signature page hereto (collectively, the "Selling Stockholders").

      WHEREAS, the Company is obligated under existing registration rights agreements to register under applicable federal securities laws shares of its common stock, par value $.0001 per share ("Common Stock"), held by certain of its stockholders;

      WHEREAS, to comply with its obligation to register shares of Common Stock for certain of its stockholders, the Company has filed a registration statement on Form SB-2 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC");

      WHEREAS, there is currently no public market for the Company's Common Stock, and, therefore, no established per share market price; and

      WHEREAS, to facilitate the registration and sale of the shares of Common Stock by the Selling Stockholders (the "Offering"), each of the Selling Stockholders agrees to establish a per share offering price to remain in effect for the specified period provided herein;

      NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

      1. Per Share Price. The shares of Common Stock included in the Registration Statement filed by the Company with the SEC and to be offered for sale in the Offering, shall be offered by the Selling Stockholders and/or their registered representatives at a per share price of $0.48 unless and until the Common Stock is included for quotation on the NASDAQ Over-the-Counter Bulletin Board Trading System or a market for our Common Stock otherwise develops. Thereafter, shares of Common Stock may be offered by the Selling Stockholders from time to time at prevailing market prices.

      2. Representations and Warranties. Each of the Selling Shareholders represents and warrants that the following are true and correct to the best of his, her or its knowledge on the date hereof.

      a. Selling Shareholder is the owner of the shares of Common Stock set forth next to his, her or its name.

      b. Selling Shareholder has the full right and authority to execute this Agreement.

      c. There are no actions, suits or proceedings pending, or threatened, against the Selling Shareholder which may adversely affect the shares of Common Stock being registered under the Registration Statement for the benefit of the Selling Shareholder, at law or in equity.

      d. There are no attachments, executions, assignments for the benefit of creditors or voluntary or involuntary proceedings in bankruptcy pending, contemplated or threatened against the Selling Shareholder.

      e. There are no existing or pending contracts of sale, options to purchase or rights of first refusal with respect to the shares of Common Stock being registered under the Registration Statement for the benefit of the Selling Shareholder.

      3. Remedies. In the event that any Selling Stockholder shall at any time attempt to sell his, her or its shares of Common Stock included in the Registration Statement in violation of the terms of this Agreement, then the Company shall, in addition to all available rights and remedies at law and in equity, be entitled to (a) a decree or restraining order, preventing the Selling Stockholder from transferring the Common Stock, and (b) repurchase the shares of Common Stock to be transferred in violation of this Agreement for $0.48 per share; it being hereby acknowledged and agreed that damages at law will be an inadequate remedy for a breach or threatened breach of the provisions set forth in this Agreement.

      4. Termination. This Agreement and all restrictions on the Common Stock held by the Selling Stockholders created hereunder shall terminate with respect to each Selling Stockholder upon the first to occur of the following: (a) the bankruptcy or dissolution of the Company; (b) at such time as the Selling Stockholder ceases to hold any shares of Common Stock subject to this Agreement, or (c) one year from the date of the prospectus included as part of the Registration Statement.

      5. Miscellaneous.

      a. Governing Law and Venue. This Agreement is to be construed and interpreted in accordance with the laws of the State of New Jersey, without regard to its provisions concerning conflict of laws. Any dispute or controversy concerning or relating to this Agreement shall be exclusively resolved in the courts of the State of New Jersey located in Monmouth County, New Jersey, and in the federal courts of the United States of America located in the State of New Jersey. Each of the parties hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of New Jersey located in Monmouth County, New Jersey and the federal courts of the United States of America located in the State of New Jersey..

      b. Captions and Headings. Captions and headings used herein are for reference only and are in no way to be deemed to define, limit, explain or amplify any provisions hereof.

      c. Entire Agreement. This Agreement represents the entire agreement and understanding between the parties hereto and no oral or written representations or promises have been made with respect thereto.

      d. No Oral Changes. This Agreement may not be altered or modified orally, but only by a written agreement executed by the parties hereto.

      e. Construction. When the context of this Agreement so requires, nouns appearing in the singular are to have the same effect as if used in the plural and vice versa, and the proper gender is to be attributed to all pronouns.

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

      f. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be considered an original and all of which shall constitute one and the same instrument, notwithstanding that all parties are not signatories to the same counterpart.

      g. Binding. This Agreement is binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      h. Waiver. No waiver by any party or any failure of, or refusal by, the other parties to comply with their obligations under this Agreement are to be deemed a waiver of any other or subsequent failure or refusal to so comply.

      IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on the date first above written.

                                        BIGSTRING CORPORATION



                                   By:  /s/ Darin M. Myman
                                        -------------------------------------
                                 Name:  Darin M. Myman
                                Title:  President and Chief Executive Officer


                                                        Number of Shares of
            Signatures                             Common Stock Being Registered
            ----------                             -----------------------------

                                                              430,313
---------------------------------------------------        --------------
AJW New Millennium Offshore, Ltd.

                                                              299,531
---------------------------------------------------        --------------
AJW Partners, LLC

                                                              101,250
---------------------------------------------------        --------------
AJW Qualified Partners, LLC

                                                              125,000
---------------------------------------------------        --------------
David M. Adredge

                                                            1,250,000
---------------------------------------------------        --------------
David A. Arledge

                                                              600,000
---------------------------------------------------        --------------
Susan Baran

                                                        Number of Shares of
            Signatures                             Common Stock Being Registered
            ----------                             -----------------------------

                                                              312,500
---------------------------------------------------        --------------
Jeffrey M. Barber            JoAnn Barber

                                                              375,000
---------------------------------------------------        --------------
Nicholas Codispoti

                                                              375,000
---------------------------------------------------        --------------
Nicholas Codispoti
(shares held in IRA)

                                                             750,000
---------------------------------------------------        --------------
Nicholas Codispoti
(shares held in Foundation)

                                                            1,250,000
---------------------------------------------------        --------------
Jon M. Conahan

                                                              312,500
---------------------------------------------------        --------------
Dean G. Corsones

                                                              125,000
---------------------------------------------------        --------------
Michael Dewhurst

                                                              120,000
---------------------------------------------------        --------------
Marc Dutton

                                                              581,250
---------------------------------------------------        --------------
Theodore Fadool, Jr.



                                                               40,000
---------------------------------------------------        --------------
Howard Greene

                                                               80,000
---------------------------------------------------        --------------
Harvey M. Goldfarb

                                                        Number of Shares of
            Signatures                             Common Stock Being Registered
            ----------                             -----------------------------

                                                              312,500
---------------------------------------------------        --------------
Charles S. Guerrieri

                                                               15,625
---------------------------------------------------        --------------
Brenda Herd                Glenn Herd

                                                               31,250
---------------------------------------------------        --------------
Glenn Herd, as President of Herd Family Partnership
(shares held by Herd Family Partnership)

                                                               38,750
---------------------------------------------------        --------------
Ronald Herd

                                                               55,000
---------------------------------------------------        --------------
Steven Hoffman

                                                              312,500
---------------------------------------------------        --------------
James R. Kaufman                 Barbara Kaufman

                                                               72,000
---------------------------------------------------        --------------
Jeffrey Kay                        Lisa Kay
(shares held in JTWROS)

                                                              300,000
---------------------------------------------------        --------------
Gerald Kotkin

                                                               40,000
---------------------------------------------------        --------------
Paul A. Levis
(PSP)

                                                              312,500
---------------------------------------------------        --------------
Joel Marcus

                                                              205,000
---------------------------------------------------        --------------
Barbara A. Musco                    Barrie E. Bazar
(shares held in JTWROS)

                                                        Number of Shares of
            Signatures                             Common Stock Being Registered
            ----------                             -----------------------------

                                                              850,000
---------------------------------------------------        --------------
Craig Myman

                                                               12,656
---------------------------------------------------        --------------
New Millennium Capital Partners II, LLC

                                                              850,000
---------------------------------------------------        --------------
Alfred Pantaleone

                                                               31,250
---------------------------------------------------        --------------
Sara Pasquarello

                                                               62,500
---------------------------------------------------        --------------
Richard Petrone                    George Petrone

                                                              312,500
---------------------------------------------------        --------------
David Prado                           Kim Prado

                                                               40,000
---------------------------------------------------        --------------
Lee Rosenberg

                                                              125,000
---------------------------------------------------        --------------
Todd M. Ross

                                                               62,500
---------------------------------------------------        --------------
Marc Sandusky

                                                               40,000
---------------------------------------------------        --------------
Adam Schaffer

                                                              114,000
---------------------------------------------------        --------------
H. Joseph Sgroi

                                                              625,000
---------------------------------------------------        --------------
Shefts Family LP

                                                        Number of Shares of
            Signatures                             Common Stock Being Registered
            ----------                             -----------------------------

                                                            2,558,545*
---------------------------------------------------        --------------
Shefts Associates, Inc.

                                                              625,000
---------------------------------------------------        --------------
Thomas Shields

                                                              156,250
---------------------------------------------------        --------------
Mark Yuko

                                                               40,000
---------------------------------------------------        --------------
Bradley Zelenitz


*All 2,558,545 shares are subject to warrants.


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